                              [NATIONWIDE LOGO]

                                 NATIONWIDE(R)
                             VA SEPARATE ACCOUNT-C
              (FORMERLY FINANCIAL HORIZONS VA SEPARATE ACCOUNT-3)

                                 ANNUAL REPORT
                                       TO
                                CONTRACT OWNERS
                               DECEMBER 31, 1995

                 NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
                          HOME OFFICE: COLUMBUS, OHIO

                               [NATIONWIDE LOGO]

                 NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
                   ONE NATIONWIDE PLAZA, COLUMBUS, OHIO 43216

                             [PRESIDENT'S PHOTO]

                              PRESIDENT'S MESSAGE

Nationwide Life and Annuity Insurance Company is pleased to bring you the 1995 annual report of the Nationwide VA Separate Account-C.

Both equity and fixed income investments turned in a stellar performance during 1995. The major market indices ended the year fully one-third or more higher than their levels at the beginning of the year. These results equate directly to the returns enjoyed by our variable annuity participants and contract owners.

Low interest rates and modest inflation should provide a continued favorable environment for stocks and fixed income investments during 1996. Slowing levels of economic activity and uncertainty about corporate profits may, however, dampen a repeat of the strong 1995 market performance. The diverse offering of investment options within your contract should enable you to take advantage of changing market conditions.

The year 1995 was a record-setting sales year for our variable investment products. For this we thank you, our valued customer, for your confidence in the Nationwide Insurance Enterprise and in our products. Please do not hesitate to let us know how we can better serve your financial planning and retirement needs.


                                       /s/ Peter F. Frenzer
                                       ------------------------------
                                       Peter F. Frenzer, President

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CONTENTS

HOW TO READ THE ANNUAL REPORT ...........................................      4
 Explanation on how to read and understand
 the various financial reports

A FEW WORDS ABOUT OUR FUNDS .............................................      6

FUND PERFORMANCES .......................................................     12

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS' EQUITY ............     14

STATEMENTS OF OPERATIONS AND CHANGES
IN CONTRACT OWNERS' EQUITY ..............................................     16

NOTES TO FINANCIAL STATEMENTS ...........................................     17

SCHEDULES OF CHANGES IN UNIT VALUE ......................................     19

INDEPENDENT AUDITORS' REPORT ............................................     21

The discussions refer to a stock market index. The Standard & Poor's 500 Index (S&P 500) is an unmanaged index of 500 U.S. common stocks and the historical performance assumes the reinvestment of dividends.

The performance figures quoted by the fund managers do not include the annual mortality, expense and administration charges of the annuity contract. The Fund's portfolio is subject to change.

HOW TO READ THE ANNUAL REPORT

This Annual Report is sent to all customers who own a Nationwide annuity with all or some of the funds in the Nationwide VA Separate Account-C (the Account). The Account is a separate account trust which offers investment options in eight mutual funds from three mutual fund houses. An explanation of the funds and their objectives can be found on pages 6 through 10.

The Annual Report has three major financial sections.

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS' EQUITY

This statement, found on page 14, lists all the funds in the Account, the number of shares owned, the amount paid for the shares (i.e., cost) and their market value on December 31, 1995. The funds are presented in alphabetical order by investment company. The market value of the assets change as the underlying mutual fund shares change in value. As contract owners make exchanges between the funds, the number of shares in each fund increases and decreases. When money is deposited (withdrawn) by contract owners, shares of the mutual funds are bought (sold) by the Account. The total market value of the funds is equal to the Total investments.

Accounts receivable, if applicable, is an asset of the Account for money market fund shares added to the contract owners' accounts, but not yet added to Total investments. Total investments plus Accounts receivable equals Total assets.

Accounts payable, if applicable, is a liability of the Account for money market fund shares deducted from the contract owners' accounts, but not yet deducted from Total investments.

Total assets minus Accounts payable equals Contract owners' equity. For a summary of Contract owners' equity by fund series turn to page 15.

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

These statements, found on page 16, show the activity in the Account for the periods stated herein.

The Investment activity section shows the changes in unrealized gain (loss) of the mutual funds in the Account, realized gain (loss) as shares of the funds are bought (sold), and dividends and capital gains earnings from the underlying mutual funds.

The Equity transactions section illustrates the purchase payments received by the Account as new contracts are sold, existing contract owners deposit additional funds, money is withdrawn, contracts are canceled and annuity benefits are paid.

Expenses are the charges associated with the contract. Note 2 on page 18 outlines these charges.

Net change in contract owners' equity equals Investment activity plus Equity transactions minus Expenses.

The Contract owners' equity at the beginning of the period plus the Net change in contract owners' equity equals the Contract owners' equity at the end of the period. Contract owners' equity at the end of the period will equal the Contract owners' equity at the beginning of the next period.

SCHEDULES OF CHANGES IN UNIT VALUE

As a contract owner, you invest in the mutual funds offered in your annuity contract. However, you do not buy shares of the mutual fund. Instead, the Account buys shares of the fund and you in turn purchase units of the Account. Except for the units surrendered for the annual contract maintenance charge, the number of units you own will not change unless you contribute to or withdraw money from your account. The value of your contract can change based on the value of the units you own. For example, if you purchase 100 units at $10 per unit, the value of your contract is $1,000. If the value of the units increases to $12 per unit, your contract value increases to $1,200. Therefore, to determine the value of your account, multiply the number of units of each fund you own by the fund's unit value.

The Schedules of Changes in Unit Value show you the unit value at the beginning of the period and at the end of the period. The percentage increase (decrease) in unit value shows how it changed in value. This is computed by subtracting the beginning unit value from the ending unit value and dividing the difference by the beginning unit value. This can be used as a measure of the performance of the funds over the periods reported herein.

As you review the following pages of the Annual Report, the Notes to Financial Statements beginning on page 17 will also help explain and clarify the various statements and schedules.

A FEW WORDS ABOUT OUR FUNDS

[FIDELITY INVESTMENTS(R) LOGO]

VARIABLE INSURANCE PRODUCTS FUND

EQUITY-INCOME PORTFOLIO

OBJECTIVE - To seek reasonable income by investing primarily in income-producing equity securities.

AN INTERVIEW WITH BETTINA DOULTON, PORTFOLIO MANAGER

Q. HOW DID THE FUND PERFORM, BETTINA?

A. Compared to its peers, the fund did very well over the past 12 months. However, it slightly trailed the performance of the Standard & Poor's Composite Index for the 12-month period. The index had a total return of 37.58% for the 12 months ended December 31, 1995. The stock market rally in 1995 was narrow - led by the technology and finance sectors, as well as large-cap and blue-chip stocks
- and many funds did not beat the performance of the index during the past 12 months.

Q. WHAT HELPED THE FUND'S PERFORMANCE?

A. The fund's performance came from a number of sectors, including finance and telephone utilities, as well as from some of the larger holdings, including the fund's largest investment, Philip Morris. This company's business was propelled by gains in market share for its Marlboro brand domestically, and by increased volumes and profits in its international tobacco business.

Q. LET'S TAKE A LOOK AT YOUR INVESTMENTS IN THE FINANCE SECTOR. WHICH STOCKS HAVE TURNED OUT WELL?

A. The fund's finance investments are fairly diverse. I pick the stocks for the fund one-by-one, but many of the top performers over the past 12 months came from this sector. Among them, Citicorp benefited from growth in its emerging market credit card business. Fannie Mae - the Federal National Mortgage Association - was helped by improved business conditions, a strong supply of mortgages and widening spreads, such that profit growth was solid. And American Express, having restructured in order to reduce costs, posted strong and consistent earnings growth from improved marketing of its existing and new credit card products. Beyond that, some of the fund's insurance stocks - GenRe, American International Group, Aetna and CIGNA - contributed well to the fund's return.

Q. HOW ABOUT TELEPHONE UTILITIES?

A. I've owned several of the regional Bell operating companies, such as Ameritech, BellSouth, Bell Atlantic, NYNEX and SBC Communications. The regulatory environment is improving on a state-by-state basis, allowing these companies to focus more on profitability and competitiveness. They've also been able to improve revenues by offering value-added services, such as call waiting and caller identification, cellular services, and additional access lines for computer modem use.

Q. WHICH STOCKS DIDN'T TURN OUT AS WELL AS YOU WOULD HAVE LIKED?

A. A couple of areas were disappointing. First, Wal-Mart struggled as it went through a major transition. It was upgrading and expanding its older, most profitable stores, converting them into so-called super centers - general merchandise stores with grocery stores attached. The negative impact on the company's profits associated with this process - as well as the difficult retail environment - was worse and more prolonged than anticipated. Second, despite better managing their account bases and internal operations, WMX Technologies and Browning-Ferris Industries - broadly based pollution control companies - were hurt by the weakening economy, such that the pace of revenue and profit growth was not as strong as expected.

Q. GENERAL ELECTRIC WAS ONE OF THE FUND'S TOP FIVE STOCKS AT THE END OF THE PERIOD. WHY WAS IT ATTRACTIVE TO YOU?

A. GE offered a diverse business portfolio, shareholder-oriented management and a consistent earnings history, qualities that appeared attractive given the economic climate. I felt the same way about Emerson Electric and Allied Signal. These companies - through geographical expansion and improvements in productivity - were able to sustain consistent earnings and free cash flow. I believed the economy was weakening to an extent that the relative performance expected from these companies would be rewarded.

Q. DOES THAT MEAN YOUR OUTLOOK IS COLORED BY CONCERNS FOR THE ECONOMY?

A. Yes it does. Economic indicators point out that the economy is slowing. Wages have been stagnant and consumers' disposable income is down. Interest rates will have to decline, in part so that capital will flow back into the developing economies, believed to be a prime driver for future global economic growth including U.S. exports. As it stands at the end of 1995, economies outside of the U.S. also have slowed, leading me to believe that demand for U.S. exports will wane. Given this backdrop, I have concerns about corporate profitability in 1996 and think it will be a tough investing environment. As a result, I'll be looking for companies with aspects to their business that will enable them to sustain good earnings growth despite a weakening economy.

OVERSEAS PORTFOLIO

OBJECTIVE - To seek long term growth of capital primarily through investments in foreign securities.

AN INTERVIEW WITH JOHN HICKLING,
PORTFOLIO MANAGER

Q. JOHN, HOW HAS THE FUND PERFORMED?

A. For the 12 months ended December 31, 1995, the fund's performance slightly trailed that of the Morgan Stanley EAFE Index - a broad measure of stocks in Europe, Australia and the Far East. The index had a total return of 11.21% for the 12-month period.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S
PERFORMANCE?

A. I think the main factor was that I thought the effects of slowing economic growth on earnings estimates would have an impact on stock prices somewhat before their effect was really felt. For example, I avoided cyclical stocks - those that tend to rise and fall with the economy, such as paper and forest product companies - but they didn't start to come down until the fourth quarter. Instead, I focused the fund on what I would call defensive stocks. These investments included Unilever, a consumer nondurable stock that tends to post solid earnings regardless of the economic climate; and financial investments such as ING Groep, which generally benefit from the interest rate declines we've seen during the year. These stocks helped the fund, but not until the fourth quarter.

Q. LET'S TAKE A CLOSER LOOK AT HOW YOU POSITIONED THE FUND DURING THE PAST YEAR.

A. Most of 1995 was frustrating because, historically, markets around the world have shown a higher correlation to the U.S. market than we've seen this year. In addition, foreign stock market performance generally did not coincide with the strong performance seen in many bond markets. The slowdown experienced by many economies led to lower interest rates, an environment that generally is supportive for stock markets as well. That's because lower rates can reduce companies' borrowing costs and make alternatives to stock investing less attractive. Furthermore, the good performance in several foreign markets was narrow, driven by the strength of only a few stocks. Looking specifically at the fund, more investments were in Japan than elsewhere - 21.2% at the end of the period - although the fund held less there than is included in the EAFE index. This is a market that struggled through most of the year, although it rebounded in the fourth quarter. The Japanese banking sector performed well through the first part of the year and in the fourth quarter. However, the fund didn't participate, because its Japanese investments were focused on exporters; companies with electronics or technology-oriented businesses, such as Matsushita Electric, Hitachi and Omron; retailers such as Ito-Yodako; and financial stocks such as Nomura Securities. In the second half of the year, though, some of these stocks rebounded, because the yen started to weaken versus the dollar, making these companies' products less expensive abroad.

Q. YOU ALSO INVESTED A FAIR AMOUNT IN THE UNITED KINGDOM...

A. That's right, 12.8%, about as much as is included in the EAFE index. This has been one of the best performing markets outside of the U.S., led, for the most part, by financial stocks including Barclays and National Westminster Bank. In the early part of 1995, a number of consumer non-durable stocks helped the fund, including brewers Bass and Whitbread.

Q. LET'S TURN TO EMERGING MARKETS...

A. At the end of last year, when emerging markets dropped sharply after Mexico's devaluation of the peso, I had minimal investments in emerging markets. I started adding some emerging market stocks in May, including Mexican banks as well as invesments in Brazil, Chile and Southeast Asia. One stock that turned in a very good performance was Sampoerna, an Indonesian cigarette company. One of the main reasons I own this stock and Matahari, an Indonesian retailer, is that the standard of living for many Indonesians is on the rise. With wages and disposable income growing, demand for items such as cigarettes, beer, toothpaste and clothing has been increasing. The fund's investments in Unilever and Nestle also gave it some exposure to this growth in consumer nondurable spending in emerging markets.

Q. WHAT'S YOUR OUTLOOK FOR THE NEXT SIX MONTHS?

A. At the end of the year, overseas markets started to catch up to the U.S. market. Investors have started to become more actively interested in opportunities abroad, attracted by, among other things, cheap stock valuations. Prospects for foreign markets seem to be improving, in absolute terms and relative to the U.S. After the mixed performance we've seen from international markets over the past few years, a contrarian investor might become more interested in foreign markets from a risk/reward perspective. Foreign markets could outperform the domestic market for the first time in a long time.

[NATIONWIDE LOGO]

NATIONWIDE(R) SEPARATE ACCOUNT TRUST

MONEY MARKET FUND

OBJECTIVE - To seek as high a level of current income as is considered consistent with the preservation of capital and liquidity by investing primarily in money market instruments.

NARRATIVE BY KAREN MADER, FUND MANAGER

Short-term interest rates rose during the first half of 1995. The Federal Reserve increased rates due to both an expanding economy and concern about inflation. By July 1995, the scenario had changed. Expansion and inflation concerns had diminished leading to a reduction in the Fed Funds rate to the current rate of 5.50% from 6.00%. The Federal Reserve reduced the Fed Funds by 25 basis points in both July and December of 1995. In the near future, the Federal Reserve may decide to lower rates again if economic indicators point to a slowing economy.

The Separate Account Money Market Fund continues to invest in only the highest rated money market instruments. An internal credit review is completed on every company that the Fund invests in. The Fund's yield remains competitive with the other funds included in Donoghue's Taxable First Tier Money Market Group.

TOTAL RETURN FUND

OBJECTIVE - To obtain a reasonable long term total return (i.e., earnings growth plus potential dividend yield) on invested capital from a flexible combination of current return and capital gains through investments in common stocks, convertible issues, money market instruments and bonds with a primary emphasis on common stocks.

NARRATIVE BY JOHN M. SCHAFFNER, FUND MANAGER

In 1995, the stock market was led upward for the first three quarters by exceptional strength in the technology sector. In the final quarter, technology stocks were weak but the market as a whole continued upwards, as leadership shifted to blue chip stocks.

The Total Return Fund's performance in 1995 was influenced significantly by strength in energy stocks, where the Fund, with about 14% of assets, is overweighted. Financial stocks, where the Fund has a weighting of about 11%, also recorded strong year over year performance as did telecommunications, where the Fund's asset weighting is about 10%. Several of the stocks the Fund categorizes as conglomerates, such as Eastman Kodak, Honeywell, Rockwell International and EG&G also performed well. Holdings in chemicals, especially specialty chemicals, lagged the market, as did the Fund's holdings in the auto industry and machinery and capital goods.

The Fund is currently shifting its emphasis in the financial sector. Weightings in commercial banks are being reduced in favor of increased holdings of insurance stocks. Bank stocks in general are selling at multiples of book, close to recent premiums paid in takeovers. In addition, most banks are not positioned as well as insurance companies to take advantage of future asset accumulation as the population ages and saves more for retirement. The Fund has also increased its exposure to technology on recent weakness in this sector, buying IBM and adding to Intel. The policy to control exposure to this sector, outlined in the previous report, remains in effect. The Fund's technology holdings are only in the strongest companies, with reasonable valuations and good capital gain potential, with a limited commitment of total assets.

[THE ONE GROUP LOGO]

REPORT FROM THE INVESTMENT ADVISOR

We are pleased to present this report for The One Group Mutual Funds. As part of our continuing efforts to provide exceptional investment management and high-quality service and communication, this report provides an overview of the financial markets and the fund's performance for the year ended December 31, 1995.

A STELLAR YEAR FOR INVESTORS

Neither stock nor bond investors had much to complain about in 1995. Modest economic growth coupled with declining interest rates and steady inflation provided the backdrop for one of the most successful years in the history of the stock and bond markets.

We are pleased to report that The One Group equity and fixed-income funds provided attractive returns during the period. In fact, most of our funds surpassed their average, historical returns.

AN ABOUT-FACE IN THE BOND MARKET

Rebounding from a disastrous 1994, the bond market in 1995 generated returns that rivaled those of stocks. The 30-year Treasury bond, for example, generated returns of 34.15% for the year and 11.95% for the six months ended December 31, according to Ryan Labs Inc. Other fixed-income securities followed suit, posting returns that exceeded their historical averages.

The bond market rally began early in the year. As the economy slowed to a more sustainable growth level with minimal inflation, the Federal Reserve ended the series of interest rate increases it had implemented during 1994 and early 1995. Several months later, when it appeared that growth may have been slowing a bit too much, the Fed attempted to jump-start the sluggish economy by cutting interest rates twice - once in July and once in December. This action caused bond yields to fall and bond prices to rise.

The yield on the five-year Treasury fell from 7.83% on December 31, 1994, to 5.97% on June 30, 1995, and to 5.38% on December 31, 1995. The 30-year Treasury yield fell from 7.88% on December 31, 1994, to 6.62% on June 30, 1995, and to 5.95% on December 31, 1995.

EQUITIES SOAR TO RECORD HIGHS

In the 1995 stock market, bigger was better. Bolstered by modest economic growth and strong profits, large, multi-national companies offered the best returns. The Dow Jones Industrial Average, for example, soared to two milestone levels within nine months - 4,000 in February and 5,000 in November. The S&P 500 Index also posted spectacular gains. For the six-month period ended December 31, 1995, the S&P 500 returned 14.44%, while its one-year performance reached 37.58%.

While they lagged their larger counterparts, small company stocks nevertheless posted historically attractive returns. As measured by the Russell 2000, small-company stocks returned 11.40% for the six-month period and 26.21% for the year.

KEEPING PERFORMANCE IN PERSPECTIVE

While The One Group Funds participated nicely in the market rallies during the past year, few of our funds outperformed their benchmark indexes. It's important to remember that the widely-publicized performance of market indexes typically is not indicative of the performance of specific mutual funds. Except for our designated "index" funds, the composition of The One Group Funds differs significantly from the broad-based market indexes.

On the equity side, for example, the S&P 500 is comprised primarily of stocks of large corporations with a bias toward growth-oriented issues. Most stock funds have holdings in medium- and small-company stocks, which did not experience the same level of results as their larger counterparts. Neither did value stocks, which, in general, underperformed their growth-oriented peers. Consequently, investors with exposure to various types of stocks should compare each component of their portfolio to the most-appropriate benchmark index.

On the fixed-income side, investors may choose from bonds with short-, intermediate- or long-term maturities with different degrees of quality and risk. When selecting an appropriate performance benchmark, all of these characteristics must be considered to obtain an accurate evaluation. During 1995, bond funds with greater duration, or interest-rate risk exposure, performed the best. The One Group fixed-income funds typically maintain a relatively conservative risk posture, which makes them less-sensitive to interest rate swings. While this may inhibit the funds' price appreciation when interest rates fall, it protects against price depreciation when interest rates increase.

OUR THANKS TO YOU

Thank you for continuing to invest with The One Group Family of Mutual Funds. We appreciate your support and confidence as we strive to help you reach your financial goals.

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                                       11
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FUND PERFORMANCES

      TOTAL RETURN: ASSUMING CONTRACT NOT SURRENDERED** (NON-STANDARDIZED) APPROXIMATE PERCENT CHANGE IN NET ASSETS WITH CAPITAL GAINS
                         AND INCOME DIVIDENDS REINVESTED

                                          NON-ANNUALIZED PERCENT CHANGE***           ANNUALIZED PERCENT CHANGE***
                                   INCEPTION  1 YR. TO   5 YR. TO  INCEPTION TO        5 YR. TO   INCEPTION TO
          FUNDS++                   DATE*+    12/31/95   12/31/95    12/31/95          12/31/95   12/31/95
-----------------------------------------------------------------------------------------------------------------
FIDELITY VIP FUND
Equity-Income Portfolio             10/09/86   33.34%     146.28%     181.59%            19.75%     11.87%
Overseas Portfolio                  01/28/87    8.26%      38.52%      67.05%             6.73%      5.92%

NATIONWIDE SEPARATE ACCOUNT TRUST
Money Market Fund                   11/10/81    4.29%      15.61%     124.86%             2.94%      5.90%
Total Return Fund                   11/08/82   27.42%     103.11%     421.74%            15.22%     13.39%

THE ONE GROUP INVESTMENT TRUST
Asset Allocation Fund               08/01/94   19.13%       NA*        16.97%              NA*      11.71%
Government Bond Fund                08/01/94   15.18%       NA*        13.58%              NA*       9.42%
Large Company Growth Fund           08/01/94   22.52%       NA*        22.56%              NA*      15.46%
Small Company Growth Fund           08/01/94   22.04%       NA*        17.80%              NA*      12.27%
-----------------------------------------------------------------------------------------------------------------


* Performance information is not available for all or part of the period indicated (See Fund Inception Date).

** SEC and NASD regulations require that any reporting of product performance be accompanied by standardized data and the disclosures are on the following page. Please review this information and a product prospectus before investing.

*** Percent change in unit value price represents total return after the deduction of a 1.3% annual asset fee.

+ Numbers in this column represent the total percentage change in the unit value for the period indicated. This is not an annual return figure.

++ Funds are neither insured nor guaranteed by the U.S. Government. For the Money Market Fund, there is no assurance that a stable $1 fund NAV (used to calculate Unit Value) can be maintained. Figures quoted represent past performance and returns can fluctuate.

*+ Performance for some funds reflects performance for periods before the fund was actually available in the separate account. That hypothetical performance is calculated by imposing contract charges on actual fund performance, to determine how the fund would have performed if it had been available in the separate account.

           TOTAL RETURN: ASSUMING CONTRACT SURRENDERED (STANDARDIZED)
          APPROXIMATE PERCENT CHANGE IN NET ASSETS WITH CAPITAL GAINS
                         AND INCOME DIVIDENDS REINVESTED

                                    INCEPTION  1 YR. TO   5 YR. TO   10 YR. TO   INCEPTION TO
           FUNDS++                    DATE*    12/31/95   12/31/95   12/31/95      12/31/95
---------------------------------------------------------------------------------------------
FIDELITY VIP FUND
Equity-Income Portfolio              10/09/86    24.94%      17.36%    NA*           9.02%
Overseas Portfolio                   01/28/87    -0.14%       3.52%    NA*           3.04%

NATIONWIDE SEPARATE ACCOUNT TRUST
Money Market Fund                    11/10/81    -4.11%      -0.42%   1.81%          3.75%
Total Return Fund                    11/08/82    19.02%      12.73%   8.79%         11.58%

THE ONE GROUP INVESTMENT TRUST
Asset Allocation Fund                08/01/94    10.73%       NA*      NA*           3.51%
Government Bond Fund                 08/01/94     6.78%       NA*      NA*           1.22%
Large Company Growth Fund            08/01/94    14.12%       NA*      NA*           7.30%
Small Company Growth Fund            08/01/94    13.64%       NA*      NA*           4.02%
---------------------------------------------------------------------------------------------


The above illustration represents past fund performance based on a $1,000 hypothetical investment. The performance figures reflect the deduction of a 1.3% annual asset fee, a $30 annual administrative charge, and a maximum of a 6.0% contingent deferred sales charge (after one year, declining thereafter). They also reflect the application of an annual 10% free withdrawal privilege available after the first year. Investment principal and investment returns are not guaranteed under these variable options. Account values at the time of redemption may be more or less than the purchase payment, due to market fluctuations and any specific charges that may apply. This is neither an offer to sell nor a solicitation to buy securities. The results shown are not a representation of future investment performance. Any comparisons should be made only after a recognition of the differences in the investment policies and objectives of the funds' investments. This report is authorized for distribution to prospective investors only when preceded or accompanied by prospectuses containing more complete information, which should be read carefully before investing or sending money.

* Performance information is not available for all or part of the period indicated (See Fund Inception Date).

++ Funds are neither insured nor guaranteed by the U.S. Government. For the Money Market Fund, there is no assurance that a stable $1 fund NAV (used to calculate Unit Value) can be maintained. Figures quoted represent past performance and returns can fluctuate.

*+ Performance for some funds reflects performance for periods before the fund was actually available in the separate account. That hypothetical performance is calculated by imposing contract charges on actual fund performance, to determine how the fund would have performed if it had been available in the separate account.

                        NATIONWIDE VA SEPARATE ACCOUNT-C
              (FORMERLY FINANCIAL HORIZONS VA SEPARATE ACCOUNT-3)
          STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS' EQUITY
                                DECEMBER 31, 1995

ASSETS:
  Investments at market value:

    Fidelity VIP - Equity-Income Portfolio (FidEqInc)
      595,979 shares (cost $10,348,478) ......................     $11,484,519

    Fidelity VIP - Overseas Portfolio (FidOSeas)
      162,695 shares (cost $2,630,997) .......................       2,773,943

    Nationwide SAT - Money Market Fund (NWMyMkt)
      2,309,532 shares (cost $2,309,532) .....................       2,309,532

    Nationwide SAT - Total Return Fund (NWTotRet)
      545,112 shares (cost $6,122,780) .......................       6,290,587

    One Group - Asset Allocation Fund (OGAstAll)
      445,192 shares (cost $4,682,887) .......................       5,003,964

    One Group - Government Bond Fund (OGGvtBd)
      867,830 shares (cost $8,804,383) .......................       9,094,859

    One Group - Large Company Growth Fund (OGLgCoGr)
      1,341,642 shares (cost $14,834,361) ....................      16,260,700

    One Group - Small Company Growth Fund (OGSmCoGr)
      585,757 shares (cost $6,640,360) .......................       6,747,926
                                                                   -----------
        Total investments ....................................      59,966,030
Accounts receivable ..........................................          21,896
                                                                   -----------
        Total assets .........................................      59,987,926
                                                                   ===========
CONTRACT OWNERS' EQUITY ......................................     $59,987,926
                                                                   ===========


                                                      Units      Unit Value
                                                     -------     ----------
Contract owners' equity represented by:
  Fidelity VIP - Equity-Income Portfolio:
    Tax qualified ..........................         324,280     $13.510928      $ 4,381,324
    Non-tax qualified ......................         525,735      13.510928        7,103,168

  Fidelity VIP - Overseas Portfolio:
    Tax qualified ..........................          87,650      10.330773          905,492
    Non-tax qualified ......................         180,868      10.330773        1,868,506

  Nationwide SAT - Money Market Fund:
    Tax qualified ..........................          99,809      10.569801        1,054,961
    Non-tax qualified ......................         120,754      10.569801        1,276,346

  Nationwide SAT - Total Return Fund:
    Tax qualified ..........................         188,348      12.445719        2,344,126
    Non-tax qualified ......................         317,092      12.445719        3,946,438

  One Group - Asset Allocation Fund:
    Tax qualified ..........................         149,620      11.697239        1,750,141
    Non-tax qualified ......................         178,905      11.697239        2,092,695
    Initial Funding by Depositor (note 1a)..          97,500      11.909104        1,161,138

  One Group - Government Bond Fund:
    Tax qualified ..........................         139,391     11.358330         1,583,249
    Non-tax qualified ......................         152,273     11.358330         1,729,567
    Initial Funding by Depositor (note 1a)..         500,000     11.564087         5,782,044

  One Group - Large Company Growth Fund:
    Tax qualified ..........................         388,897     12.255940         4,766,298
    Non-tax qualified ......................         632,427     12.255940         7,750,987
    Initial Funding by Depositor (note 1a)..         300,000     12.477892         3,743,368

  One Group - Small Company Growth Fund:
    Tax qualified ..........................         182,690     11.819338         2,159,275
    Non-tax qualified ......................         385,700     11.819338         4,558,719
    Initial Funding by Depositor (note 1a)..           2,500     12.033480            30,084
                                                     =======     ==========      -----------
                                                                                 $59,987,926
                                                                                 ===========


See accompanying notes to financial statements.

                        NATIONWIDE VA SEPARATE ACCOUNT-C
              (FORMERLY FINANCIAL HORIZONS VA SEPARATE ACCOUNT-3)
        STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
        YEAR ENDED DECEMBER 31, 1995 AND FOR THE PERIOD AUGUST 17, 1994
                          (COMMENCEMENT OF OPERATIONS)
                           THROUGH DECEMBER 31, 1994

                                                               1995             1994
                                                           ------------     ----------
INVESTMENT ACTIVITY:
  Reinvested capital gains and dividends ................  $  2,002,557        189,360
                                                           ------------     ----------
  Gain (loss) on investments:
   Proceeds from redemptions of mutual fund shares ......     1,251,516        227,439
   Cost of mutual fund shares sold ......................    (1,229,073)      (229,947)
                                                           ------------     ----------
   Realized gain (loss) on investments ..................        22,443         (2,508)
   Change in unrealized gain (loss) on investments ......     3,901,932       (309,680)
                                                           ------------     ----------
     Net gain (loss) on investments .....................     3,924,375       (312,188)
                                                           ------------     ----------
          Net investment activity .......................     5,926,932       (122,828)
                                                           ------------     ----------

EQUITY TRANSACTIONS:
  Purchase payments received from contract
   owners (note 1a) .....................................    39,177,663     15,808,617
  Redemptions ...........................................      (462,025)       (10,793)
  Adjustments to maintain reserves ......................           521            218
                                                           ------------     ----------
          Net equity transactions .......................    38,716,159     15,798,042
                                                           ------------     ----------

EXPENSES (NOTE 2):
  Contract charges ......................................      (294,299)       (16,244)
  Contingent deferred sales charges .....................       (19,836)            --
                                                           ------------     ----------
          Total expenses ................................      (314,135)       (16,244)
                                                           ------------     ----------


NET CHANGE IN CONTRACT OWNERS' EQUITY ...................    44,328,956     15,658,970
CONTRACT OWNERS' EQUITY BEGINNING OF PERIOD .............    15,658,970           --
                                                           ------------     ----------
CONTRACT OWNERS' EQUITY END OF PERIOD ...................  $ 59,987,926     15,658,970
                                                           ============     ==========

See accompanying notes to financial statements.

                        NATIONWIDE VA SEPARATE ACCOUNT-C
              (FORMERLY FINANCIAL HORIZONS VA SEPARATE ACCOUNT-3)
                         NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1995 AND 1994

(1)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  (a)      Organization and Nature of Operations

  Nationwide VA Separate Account-C (formerly Financial Horizons VA Separate Account-3) (the Account) was established pursuant to a resolution of the Board of Directors of Nationwide Life and Annuity Insurance Company (formerly Financial Horizons Life Insurance Company) (the Company) on July 24, 1991. The Account has been registered as a unit investment trust under the Investment Company Act of 1940.

  On August 17, 1994, the Company (Depositor) transferred to the Account, 97,500 shares of the One Group-Asset Allocation Fund, 500,000 shares of the One Group-Government Bond Fund, 300,000 shares of the One Group-Large Company Growth Fund and 2,500 shares of the One Group-Small Company Growth Fund, for which the Account was credited with 97,500 units of the One Group-Asset Allocation Fund, 500,000 units of the One Group-Government Bond Fund, 300,000 units of the One Group-Large Company Growth Fund and 2,500 units of the One Group-Small Company Growth Fund. These amounts represent the initial funding of the Account. The value of the units purchased by the Company on August 17, 1994 was $9,000,000.

  The Company offers tax qualified and non-tax qualified Individual Deferred Variable Annuity Contracts through the Account. The primary distribution for the contracts is through banks and other financial institutions.

  (b)      The Contracts

  Only contracts without a front-end sales charge, but with a contingent deferred sales charge and certain other fees, are offered for purchase. See note 2 for a discussion of contract expenses.

  With certain exceptions, contract owners in either the accumulation or the payout phase may invest in any of the following funds:

  Portfolios of the Fidelity Variable Insurance Products Fund (Fidelity VIP);
      Fidelity VIP - Equity-Income Portfolio (FidEqInc)
      Fidelity VIP - Overseas Portfolio (FidOSeas)

  Funds of the Nationwide Separate Account Trust (Nationwide SAT) (managed for a fee by an affiliated investment advisor);
    Nationwide SAT- Money Market Fund (NWMyMkt)
    Nationwide SAT- Total Return Fund (NWTotRet)

  Funds of The One Group Investment Trust (One Group);
    One Group - Asset Allocation Fund (OGAstAll)
    One Group - Government Bond Fund (OGGvtBd)
    One Group - Large Company Growth Fund (OGLgCoGr)
    One Group - Small Company Growth Fund (OGSmCoGr)

  At December 31, 1995, contract owners have invested in all of the above funds. The contract owners' equity is affected by the investment results of each fund, equity transactions by contract owners and certain contract expenses (see note
2). The accompanying financial statements include only contract owners' purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of the Company.

  (c)      Security Valuation, Transactions and Related Investment Income

  The market value of the underlying mutual funds is based on the closing net asset value per share at December 31, 1995. The cost of investments sold is determined on a specific identification basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date.

  (d)      Federal Income Taxes

  Operations of the Account form a part of, and are taxed with, operations of the Company which is taxed as a life insurance company under the Internal Revenue Code.

  The Company does not provide for income taxes within the Account. Taxes are the responsibility of the contract owner upon termination or withdrawal.

  (e)      Use of Estimates in the Preparation of Financial Statements

  The preparation of financial statements in conformity with generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2)      Expenses

  The Company does not deduct a sales charge from purchase payments received from the contract owners. However, if any part of the contract value of such contracts is surrendered, the Company will, with certain exceptions, deduct from a contract owner's contract value a contingent deferred sales charge not to exceed 7% of the lesser of purchase payments or the amount surrendered, such charge declining 1% per year, to 0%, after the purchase payment has been held in the contract for 84 months. No sales charges are deducted on redemptions used to purchase units in the fixed investment options of the Company.

  The following administrative charges are deducted by the Company: (a) an annual contract maintenance charge of $30 which is satisfied by surrendering units; and (b) a mortality risk charge, an expense risk charge and an administration charge assessed through the daily unit value calculation equal to an annual rate of 0.80%, 0.45% and 0.05%, respectively. No charges are deducted from the initial funding by the Depositor, or from earnings thereon.

(3)      Schedule I

  Schedule I presents the components of the change in the unit values, which are the basis for contract owners' equity. This schedule is presented in the following format:

     -   Beginning unit value - Jan. 1

     -   Reinvested capital gains and dividends
         (This amount reflects the increase in the unit value due to capital gains and dividend distributions from the underlying mutual funds.)

     -   Unrealized gain (loss)
         (This amount reflects the increase (decrease) in the unit value resulting from the market appreciation (depreciation) of the underlying mutual funds.)

     -   Contract charges
         (This amount reflects the decrease in the unit value due to the mortality risk charge, expense risk charge and administration charge discussed in note 2.)

     -   Ending unit value - Dec. 31

     -   Percentage increase (decrease) in unit value.

  For contracts in the payout phase, an assumed investment return of 3.5%, used in the calculation of the annuity benefit payment amount, results in a corresponding reduction in the components of the unit values as shown in
Schedule I.

                                                                      SCHEDULE I

                        NATIONWIDE VA SEPARATE ACCOUNT-C
              (FORMERLY FINANCIAL HORIZONS VA SEPARATE ACCOUNT-3)
                      TAX QUALIFIED AND NON-TAX QUALIFIED
                       SCHEDULES OF CHANGES IN UNIT VALUE
        YEAR ENDED DECEMBER 31, 1995 AND FOR THE PERIOD AUGUST 17, 1994
                          (COMMENCEMENT OF OPERATIONS)
                           THROUGH DECEMBER 31, 1994

                                     FidEqInc        FidOSeas      NWMyMkt          NWTotRet    OGAstAll    OGGvtBd
                                     --------        --------      -------          --------    --------    -------
1995
 Beginning unit value - Jan. 1      $10.132457       9.542958     10.135415         9.767528     9.819156     9.861504
-----------------------------------------------------------------------------------------------------------------------
 Reinvested capital
  gains and
  dividends                            .792320        .072990       .569798          .967739      .579713      .822180
-----------------------------------------------------------------------------------------------------------------------
 Unrealized gain (loss)               2.740385        .842800       .000000         1.856379     1.438638      .813939
-----------------------------------------------------------------------------------------------------------------------
 Contract charges                     (.154234)      (.127975)     (.135412)        (.145927)    (.140268)    (.139293)
-----------------------------------------------------------------------------------------------------------------------
 Ending unit value - Dec. 31        $13.510928      10.330773     10.569801        12.445719    11.697239    11.358330
-----------------------------------------------------------------------------------------------------------------------
 Percentage increase
  (decrease) in
  unit value*                               33%             8%            4%              27%          19%          15%
=======================================================================================================================
1994
 Beginning unit value**             $10.000000      10.000000     10.000000        10.000000    10.000000    10.000000
-----------------------------------------------------------------------------------------------------------------------
 Reinvested capital
  gains and
  dividends                            .118045        .000000       .191073          .373048      .057220      .220096
-----------------------------------------------------------------------------------------------------------------------
 Unrealized gain (loss)                .064681       (.408918)      .000000         (.556634)    (.189436)    (.310075)
-----------------------------------------------------------------------------------------------------------------------
 Contract charges                     (.050269)      (.048124)     (.055658)        (.048886)    (.048628)    (.048517)
-----------------------------------------------------------------------------------------------------------------------
 Ending unit value - Dec. 31        $10.132457       9.542958     10.135415         9.767528     9.819156     9.861504
-----------------------------------------------------------------------------------------------------------------------
 Percentage increase
  (decrease) in
  unit value*                                1%            (5)%           1%              (2)%         (2)%         (1)%
=======================================================================================================================

* An annualized rate of return cannot be determined as contract charges do not include the annual contract maintenance charge discussed in note 2.

**  August 17, 1994 - Commencement of operations.

                        NATIONWIDE VA SEPARATE ACCOUNT-C
              (FORMERLY FINANCIAL HORIZONS VA SEPARATE ACCOUNT-3)
                      TAX QUALIFIED AND NON-TAX QUALIFIED
                       SCHEDULES OF CHANGES IN UNIT VALUE
        YEAR ENDED DECEMBER 31, 1995 AND FOR THE PERIOD AUGUST 17, 1994
                          (COMMENCEMENT OF OPERATIONS)
                           THROUGH DECEMBER 31, 1994

                                    OGLgCoGr      OGSmCoGr    OGAstAll+   OGGvtBd+    OGLgCoGr+     OGSmCoGr+
                                    --------      --------    --------    -------     --------      --------
1995
 Beginning unit value - Jan. 1     $10.003154     9.652463     9.867500     9.910061    10.052392     9.700000
--------------------------------------------------------------------------------------------------------------
 Reinvested capital
  gains and
  dividends                           .267432      .502502      .588453      .833693      .271374      .511358
--------------------------------------------------------------------------------------------------------------
 Unrealized gain (loss)              2.131887     1.808029     1.453151      .820333     2.154126     1.822122
--------------------------------------------------------------------------------------------------------------
 Contract charges                    (.146533)    (.143656)     .000000      .000000      .000000      .000000
--------------------------------------------------------------------------------------------------------------
 Ending unit value - Dec. 31       $12.255940    11.819338    11.909104    11.564087    12.477892    12.033480
--------------------------------------------------------------------------------------------------------------
 Percentage increase
  (decrease) in
  unit value*                              23%          22%          21%          17%          24%          24%
==============================================================================================================

1994
 Beginning unit value**            $10.000000    10.000000    10.000000    10.000000    10.000000    10.000000
--------------------------------------------------------------------------------------------------------------
 Reinvested capital
  gains and
  dividends                           .062315      .000000      .057500      .220976      .062570      .000000
--------------------------------------------------------------------------------------------------------------
 Unrealized gain (loss)              (.009786)    (.299205)    (.190000)    (.310915)    (.010178)    (.300000)
--------------------------------------------------------------------------------------------------------------
 Contract charges                    (.049375)    (.048332)     .000000      .000000      .000000      .000000
--------------------------------------------------------------------------------------------------------------
 Ending unit value - Dec. 31       $10.003154     9.652463     9.867500     9.910061    10.052392     9.700000
--------------------------------------------------------------------------------------------------------------
 Percentage increase
  (decrease) in
  unit value*                               0%          (3)%         (1)%         (1)%          1%          (3)%
==============================================================================================================


* An annualized rate of return cannot be determined as contract charges do not include the annual contract maintenance charge discussed in note 2.

**  August 17, 1994 - Commencement of operations.

+   For Depositor, see note 1a.

See note 3.

                          Independent Auditors' Report

The Board of Directors and Contract Owners of
  Nationwide VA Separate Account-C (formerly Financial Horizons VA Separate
    Account-3)
  Nationwide Life and Annuity Insurance Company (formerly Financial Horizons
    Life Insurance Company):

  We have audited the accompanying statement of assets, liabilities and contract owners' equity of Nationwide VA Separate Account-C (formerly Financial Horizons VA Separate Account-3) as of December 31, 1995 and the related statements of operations and changes in contract owners' equity and schedules of changes in unit value for the year then ended and the period August 17, 1994 (commencement of operations) through December 31, 1994. These financial statements and schedules of changes in unit value are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules of changes in unit value based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and schedules of changes in unit value are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and schedules of changes in unit value referred to above present fairly, in all material respects, the financial position of Nationwide VA Separate Account-C as of December 31, 1995 and the results of its operations and its changes in contract owners' equity and the schedules of changes in unit value for the year then ended and the period August 17, 1994 (commencement of operations) through December 31, 1994 in conformity with generally accepted accounting principles.

                                       KPMG Peat Marwick LLP

Columbus, Ohio
February 6, 1996

                      [THIS PAGE LEFT BLANK INTENTIONALLY]

This report is for the information of contract owners with funds in the Nationwide VA Separate Account-C. It may also be used, from time to time, as sales literature, but only when accompanied or preceded by the current prospectus, which contains complete information about the contracts which invest in the separate account, and their fees, charges and expenses. If this report is used as sales literature after March 31, 1996, it must be accompanied by the fund performance report reflecting performances for the most recently completed calendar quarter. Prospective investors should read the prospectus carefully before investing.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
HOME OFFICE: ONE NATIONWIDE PLAZA - COLUMBUS, OHIO 43215-2220

                                   Bulk Rate
                                  U.S. Postage
                                      PAID
                                 Columbus,Ohio
                                 Permit No. 521

             Nationwide(R) is a registered federal service mark of
                       Nationwide Mutual Insurance Company